(LOGO)

ANNUAL REPORT
DECEMBER 31, 1999

Prudential
Structured Maturity Fund, Inc.--
Income Portfolio

(GRAPHIC)

A Message from the Fund's President      February 3, 2000

(PHOTO)

Dear Shareholder,

Despite the challenging conditions in many major fixed-income markets during 1999, Prudential Structured Maturity Fund provided modest, positive returns for the year that beat the return of its benchmark, the Lipper Short/Intermediate Grade Bond Fund Average. The Fund's performance can largely be attributed to its considerable exposure to U.S. corporate bonds rated BBB, which performed better, on a relative basis, than more highly rated corporate debt securities.

The low returns of both the Fund and its Lipper Average reflect the bearish trend that dominated many major bond markets in 1999. For example, the U.S. economy continued to expand at a rapid pace during the year, while the U.S.
stock market set successive records. Because brisk economic growth can lead to higher inflation, the Federal Reserve raised its key short-term interest rate three times to slow the economic expansion. The repeated short-term rate increases led investors to also demand higher yields on U.S. bonds, which caused bond prices to decline.

A discussion of developments in the bond markets and a fuller explanation of the Fund's performance follow.

New Portfolio Management
As a result of the restructuring of our Fixed Income Group that was discussed in my last report to shareholders, Steven Kellner was named head of the Corporate Sector team, one of several formed by the reorganization. Along with Malcolm Dalrymple (team member not pictured on the following page), Steve is responsible for the day-to-day management of the Fund. They work to identify trends in the relative value of different bond markets, credit quality, and liquidity in order to capitalize on changing opportunities in the debt securities markets. Before joining the Corporate Sector team, Steve and Malcolm managed investment-grade corporate bonds for the Prudential Insurance General Account.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Structured Maturity Fund, Inc.

Performance Review

Portfolio manager Steven Kellner (Corporate [Sector] Team Leader)

Investment Goals and Style
Prudential Structured Maturity Fund--Income Portfolio features a fixed or laddered maturity format where assets are allocated evenly among six maturity ranges or rungs of from one to six years. Within this structure, your Fund seeks high current income consistent with the preservation of principal primarily by investing in investment-grade corporate and government bonds. There can be no assurance that the Fund will achieve its investment objective.

1999 was a tough year for many bond markets
Negative sentiment clouded many fixed-income markets throughout most of 1999. Although some signs of slower
U.S. economic growth emerged in the second half of the year, the economy remained strong overall, spurring fears of rising inflation. But other than soaring oil prices, there were few solid indications that inflationary pressures were building.
Investors remained concerned, however, because the tight job market and robust consumer demand for goods and services have historically been factors that can drive inflation higher.
Furthermore, U.S. stock prices continued their dramatic rally, and the U.S. dollar had weakened against some currencies so it no longer provided as much protection against higher import prices or checked demand for U.S. exports.

To keep the economy from overheating and igniting higher inflation, the Federal Reserve raised the federal funds rate (what U.S. banks charge each other for overnight loans) by a quarter of a percentage point in June, August, and November. These moves pushed the key rate from 4.75% to 5.50%. The repeated short-term rate hikes led investors to require higher yields on bonds, which caused bond prices to fall. When fixed-income markets sell off, prices of short- and intermediate-term bonds (such as those held by the Fund) tend to decline less than prices of longer-term debt securities. Thus, the intermediate-term component of the Lehman Brothers
Government/ Corporate Bond Index posted
a marginally positive return of 0.39% for the year, but overall, the Index returned a negative 2.15%.

BBB-rated U.S. corporate bonds benefited the Fund
The Fund provided annual returns that beat its benchmark
Lipper Average and the Index partly because of its large exposure to corporate bonds rated BBB, which accounted for nearly 40% of its total investments as of December
31, 1999. These lower-investment-grade corporate bonds had sold off in 1998, when a global financial crisis led many investors to sell riskier assets and buy the safest government securities, such as U.S. Treasuries.

But this "flight to quality" trend reversed as a resurgence in the global economy boosted investor confidence in riskier assets. Prices of U.S. corporate bonds also began to rebound, but they eventually turned lower in 1999 as it became clear the Fed would repeatedly tighten monetary policy to slow
U.S. economic growth. Because BBB-rated U.S. corporate bonds had sold off more sharply in 1998 than higher-rated corporate bonds, their prices declined less in 1999. Therefore, having a considerable exposure to the BBB-rated credit sector benefited the Fund.

Selling Treasuries and buying corporate bonds also helped
The Fund's overall exposure to U.S. corporate bonds stood at 79% of its total investments at the end of 1999, up from 71% 12 months earlier. Meanwhile, Treasuries declined to 17% from 23%. Our shift in asset allocation enhanced the Fund's returns because U.S. corporate bonds sold off less than Treasuries in 1999. As noted earlier, prices of corporate bonds had declined in 1998, which caused the spreads or differences between the yields of U.S. corporate bonds and comparable Treasuries to increase that year. However, these spreads shrank back closer to their historical norms by the close of 1999, helping U.S.
corporate bonds to perform better than Treasuries, on a relative basis.

Performance at a Glance
Cumulative Total Returns1                    As of 12/31/99
                                              One     Five         Ten              Since
                                              Year    Years       Years           Inception2
Class A                                       1.72%   36.96%   91.85% (88.01)   98.26% (93.57)
Class B                                       1.21    32.67         N/A            39.04
Class C                                       1.21    32.67         N/A            31.77
Class Z                                       2.07     N/A          N/A            17.47
Lipper Short/Int. Inv. Grade Debt Fd. Avg.3   0.89    35.30        88.60            ***

Average Annual Total Returns1                              As of 12/31/99
                                              One     Five         Ten              Since
                                              Year    Years       Years           Inception2
Class A                                      -1.58%   5.79%    6.38% (6.17)     6.51% (6.26)
Class B                                      -1.79    5.82         N/A              4.78
Class C                                      -0.80    5.60         N/A              5.03
Class Z                                       2.07     N/A         N/A              5.44

Distributions and Yields                              As of 12/31/99
           Total Distributions       30-Day
             Paid for 12 Mos.       SEC Yield
Class A          $0.62                5.86%
Class B          $0.56                5.55
Class C          $0.57                5.50
Class Z          $0.65                6.31

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 3.25% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 3%, 2%, 1%, and 1% for four years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately five years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns and yields would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 9/1/89; Class B, 12/9/92;
Class C, 8/1/94; and Class Z, 12/16/96.

3 Lipper average returns are for all funds in each share class for the one- , five- , and ten-year periods in the Short/Intermediate Investment Grade Debt
Fund category. The Lipper average is unmanaged. Short/Intermediate Investment Grade Debt funds invest at least 65% of their assets in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

***Lipper Since Inception returns are 94.93% for Class A,
43.58% for Class B, 34.63% for Class C, and 14.95% for
Class Z, based on all funds in each share class.

Review Cont'd.

Y2K anxieties created buying opportunities
A flood of newly issued corporate bonds came to market in 1999. Some companies had rushed to issue fixed-income securities before the end of the year to avoid any complications that might arise if computers misread the year 2000 as 1900 and malfunctioned or shut down.
For a while, the supply of new corporate bonds was so large that it caused spreads between U.S. corporate bonds and Treasuries to increase. We took advantage of this buying opportunity, correctly expecting spreads to shrink by the end of 1999.

We emphasized higher-yielding debt securities, particularly in the shorter maturities. These were primarily in REITs
(Real Estate Investment Trusts) such as ERP Operating L.P.;
brokerages such as Lehman Brothers Holdings, Inc.; and financial services firms such as Finova Capital Corp.
Among our other purchases were bonds of Boise Cascade
Corp., Lear Corp., and CMS Energy Corp.

Looking Ahead
Slower U.S. economic growth
We believe the U.S. economic expansion could lose steam during the year as the Fed's short-term rate hikes work their way through the economy. Moderating economic growth might benefit bonds in two ways--by stabilizing market interest rates and causing the U.S. stock market rally to falter, which could prompt some equity investors to turn to fixed-income securities.

Five Largest Issuers
Expressed as a percentage of net assets as of 12/31/99

U.S. Treasury Obligations   16.8%
Boise Cascade Corp.          4.4
Camden Property Trust        4.4
First Industrial L.P.        4.3
ERP Operating L.P.           3.9

Portfolio Composition
Expressed as a percentage of total investments as of 12/31/99

U.S. Corporate Bonds   78.6%
U.S. Treasuries        16.9
Asset Backed            4.2
Cash & Equivalents      0.3

Commentary on Presentation of Portfolio of Investments:
The Portfolio of Investments, following hereto, is presented in a 'laddered' maturity structure. The Income Portfolio invests in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. These securities are categorized within six annual maturityD categories.
--------------------------------------------------------------------------------
                                    PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Portfolio of Investments as
of December 31, 1999                INCOME PORTFOLIO
------------------------------------------------------------

Moody's       Principal
Rating*       Amount
(Unaudited)   (000)        Description                  Value (Note 1)
------------------------------------------------------------
5-6 YEARS--15.7%
Ba1           $   1,225    Lear Corp.,
                           7.96%, 5/15/05               $   1,188,250
                           United States Treasury
                           Notes,
Aaa              12,800    7.50%, 2/15/05                  13,350,016
Aaa               3,275    6.50%, 5/15/05                   3,276,015
                                                        -------------
                                                           17,814,281
------------------------------------------------------------
4-5 YEARS--15.1%
A2                1,200    Coca-Cola Enterprises,
                           Inc.,
                           6.625%, 8/1/04                   1,174,932
Aaa               2,500    Comed Transitional Funding
                           Trust,
                           (Average life 4.43 years)D
                           5.44%, 3/25/07                   2,340,625
Baa3              1,000    Delta Air Lines, Inc.,
                           6.65%, 3/15/04                     954,010
Baa1              2,000    Finova Capital Corp.,
                           6.125%, 3/15/04                  1,897,000
A2                1,000    Fortune Brands, Inc.,
                           7.125%, 11/1/04                    986,090
A3                2,500    Heller Financial, Inc.,
                           6.00%, 3/19/04                   2,373,825
A3                1,500    Lehman Brothers Holdings,
                           Inc.,
                           6.625%, 4/1/04                   1,452,060
Baa1              2,500    PaineWebber Group, Inc.,
                           Medium Term Note,
                           7.015%, 2/10/04                  2,445,375
Aaa               2,500    PECO Energy Transiton
                           Trust,
                           (Average life 4.55 years)D
                           5.80%, 3/1/07                    2,362,750
Aa2                 950    Procter & Gamble Co.,
                           6.60%, 12/15/04                    937,365
Baa3                300    Utilicorp United, Inc.,
                           7.00%, 7/15/04                     289,722
                                                        -------------
                                                           17,213,754
3-4 YEARS--18.6%
Baa1          $   2,000    Cendant Corp.,
                           7.75%, 12/1/03               $   1,995,200
Baa1                270    Duke Realty L.P.,
                           7.30%, 6/30/03                     267,003
A1                2,000    Ford Motor Credit Co.,
                           6.625%, 6/30/03                  1,967,300
A2                2,500    General Motors Acceptance
                           Corp.,
                           5.95%, 3/14/03                   2,407,250
A1                1,000    Goldman, Sachs Group L.
                           P.,
                           6.25%, 2/1/03                      970,690
A1                2,500    IBM Corp.,
                           5.37%, 9/22/03                   2,373,625
A1                2,000    International Lease
                           Finance Corp., Medium Term
                           Note,
                           5.90%, 3/12/03                   1,924,200
Ba1               1,000    ITT Corp.,
                           6.75%, 11/15/03                    930,230
Baa2              2,000    Litton Industries, Inc.,
                           6.05%, 4/15/03                   1,910,080
Aa3               3,000    Morgan Stanley Dean
                           Witter,
                           6.875%, 3/1/03                   2,969,940
Baa2              2,000    Niagara Mohawk Power
                           Corp.,
                           7.375%, 8/1/03                   2,000,200
Baa3              1,500    Osprey Trust,
                           8.31%, 1/15/03                   1,492,125
                                                        -------------
                                                           21,207,843
------------------------------------------------------------
2-3 YEARS--15.3%
A2                  500    BankBoston Corp.,
                           Medium Term Note,
                           6.125%, 3/15/02                    490,750
A3                1,000    Bombardier Capital, Inc.,
                           Medium Term Note,
                           7.30%, 12/15/02                    996,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                  PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Portfolio of Investments as
of December 31, 1999              INCOME PORTFOLIO
------------------------------------------------------------

Moody's       Principal
Rating*       Amount
(Unaudited)   (000)        Description                  Value (Note 1)
------------------------------------------------------------
2-3 YEARS--(cont'd.)
Baa1          $     300    Cox Enterprises, Inc.,
                           6.625%, 6/14/02              $     295,659
A1                2,500    Goldman, Sachs Group L.P.,
                           7.80%, 7/15/02                   2,528,275
A2                3,000    Household Finance Corp.,
                           Medium Term Note,
                           6.125%, 7/15/02                  2,919,840
A3                2,500    MCI Communications Corp.,
                           6.125%, 4/15/02                  2,459,450
A3                3,000    Sears Roebuck Acceptance
                           Corp., Medium Term Note,
                           6.38%, 10/7/02                   2,903,610
Baa2              1,500    Telecomunicaiones De
                           Puerto Rico,
                           6.15%, 5/15/02                   1,454,475
Aaa                 800    United States Treasury
                           Notes,
                           6.625%, 4/30/02                    806,128
Baa3              2,500    Viacom, Inc.,
                           7.50%, 1/15/02                   2,505,425
                                                        -------------
                                                           17,359,612
------------------------------------------------------------
1-2 YEARS--15.8%
Baa2              2,500    Capital One Bank,
                           7.08%, 10/30/01                  2,475,575
A1                2,500    Chrysler Financial Corp.,
                           Medium Term Note,
                           5.25%, 10/22/01                  2,431,325
Ba3                 500    CMS Energy Corp.,
                           8.00%, 7/1/01                      495,300
Baa2              2,000    CSX Corp.,
                           Medium Term Note,
                           5.85%, 9/17/01                   1,959,720
Baa2              5,000    First Industrial L.P.,
                           6.50%, 4/5/01                    4,891,300
Baa3                600    Kroger Co.,
                           6.34%, 6/1/01                      593,250
Baa2              1,000    Mallinckrodt, Inc.,
                           6.30%, 3/15/01DD                   977,500
Baa2          $   1,500    Raytheon Co.,
                           5.95%, 3/15/01               $   1,475,595
Aaa               1,700    United States Treasury
                           Notes,
                           5.625%, 9/30/01                  1,683,000
Baa1              1,060    US West Capital Funding,
                           Inc.,
                           6.875%, 8/15/01                  1,055,548
                                                        -------------
                                                           18,038,113
------------------------------------------------------------
WITHIN 1 YEAR--18.7%
Baa3              5,000    Boise Cascade Corp.,
                           9.90%, 3/15/00                   5,023,300
Baa2              5,000    Camden Property Trust,
                           7.23%, 10/30/00                  4,981,500
A3                4,500    ERP Operating L.P.,
                           6.15%, 9/15/00                   4,463,100
Baa2              4,000    Gables Realty L.P.,
                           6.55%, 10/1/00                   3,972,640
Baa1              2,500    Ryder System, Inc.,
                           Medium Term Note,
                           7.51%, 3/24/00                   2,505,425
                    311    Joint Repurchase Agreement
                           Account (Note 5)
                           2.83%, 1/3/00                      311,000
                                                        -------------
                                                           21,256,965
------------------------------------------------------------
Total Investments--99.2%
                           (cost $115,971,976; Note
                           4)                             112,890,568
                           Other assets in excess of
                           liabilities--0.8%                  964,880
                                                        -------------
                           Net Assets--100%             $ 113,855,448
                                                        -------------
                                                        -------------

---------------
 * The Fund's current Prospectus contains a description of Moody's rating.
 D Average life is defined as the weighted average time to the return of a dollar of principal and is commonly used as the measure of investment life for pass-through securities such as asset-backed and mortgage-backed securities.
DD Mandatory put/call in March 2001.
L.P. Limited Partnership.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Portfolio of Investments as
of December 31, 1999            INCOME PORTFOLIO
------------------------------------------------------------

The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of December
31, 1999 were as follows:

U.S. Government Securities............................   16.8%
REIT..................................................   16.3
Consumer Finance......................................   11.1
Investment Banking....................................    9.1
Financial Services....................................    6.4
Paper & Related Products..............................    4.4
Asset Backed..........................................    4.1
Telecommunications....................................    3.4
Aerospace/Defense.....................................    3.0
Banking...............................................    2.6
Media.................................................    2.5
Utilities.............................................    2.5
Trucking..............................................    2.2
Technology............................................    2.1
Commercial Services...................................    1.8
Consumer Products.....................................    1.7
Transportation/Rail...................................    1.7
Oil & Gas Exploration/Production......................    1.3
Auto/Truck Parts......................................    1.0
Beverages.............................................    1.0
Finance/Leasing.......................................    0.9
Medical Products......................................    0.9
Airlines..............................................    0.8
Lodging...............................................    0.8
Retail................................................    0.5
Repurchase Agreement..................................    0.3
Other assets in excess of liabilities.................    0.8
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                      PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Statement of Assets and Liabilities   INCOME PORTFOLIO
--------------------------------------------------------------------------------

 Assets                                                                                                      December 31, 1999
Investments, at value (cost $115,971,976)...............................................................        $ 112,890,568
Cash....................................................................................................               13,967
Interest receivable.....................................................................................            2,181,414
Receivable for investments sold.........................................................................              107,139
Receivable for Fund shares sold.........................................................................               37,016
Other assets............................................................................................                3,701
                                                                                                              -----------------
   Total assets.........................................................................................          115,233,805
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................            1,092,413
Accrued expenses........................................................................................              184,385
Management fee payable..................................................................................               39,769
Distribution fee payable................................................................................               34,960
Dividends payable.......................................................................................               26,830
                                                                                                              -----------------
   Total liabilities....................................................................................            1,378,357
                                                                                                              -----------------
Net Assets..............................................................................................        $ 113,855,448
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     103,618
   Paid-in capital in excess of par.....................................................................          126,916,608
                                                                                                              -----------------
                                                                                                                  127,020,226
   Accumulated net realized loss on investments.........................................................          (10,083,370)
   Net unrealized depreciation on investments...........................................................           (3,081,408)
                                                                                                              -----------------
Net assets at December 31, 1999.........................................................................        $ 113,855,448
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($85,359,902 / 7,768,167 shares of common stock issued and outstanding)...........................               $10.99
   Maximum sales charge (3.25% of offering price).......................................................                  .37
   Maximum offering price to public.....................................................................               $11.36
Class B:
   Net asset value, offering price and redemption price per share
      ($22,281,263 / 2,028,502 shares of common stock issued and outstanding)...........................               $10.98
Class C:
   Net asset value and redemption price per share
      ($2,184,765 / 198,895 shares of common stock issued and outstanding)..............................               $10.98
   Sales charge (1% of offering price)..................................................................                  .11
   Offering price to public.............................................................................               $11.09
Class Z:
   Net asset value, offering price and redemption price per share
      ($4,029,518 / 366,248 shares of common stock issued and outstanding)..............................               $11.00

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL STRUCTURED MATURITY FUND, INC.
INCOME PORTFOLIO
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1999
Income
   Interest..............................      $ 7,916,575
                                            -----------------
Expenses
   Management fee........................          481,976
   Distribution fee--Class A.............          215,061
   Distribution fee--Class B.............          224,026
   Distribution fee--Class C.............           13,251
   Transfer agent's fees and expenses....          183,000
   Custodian's fees and expenses.........           86,000
   Reports to shareholders...............           50,000
   Registration fees.....................           48,000
   Legal fees and expenses...............           26,000
   Audit fee and expenses................           25,000
   Directors' fees and expenses..........           24,000
   Miscellaneous.........................            3,179
                                            -----------------
      Total expenses.....................        1,379,493
                                            -----------------
Net investment income....................        6,537,082
                                            -----------------
Realized and Unrealized Loss
on Investments
Net realized loss on investment
   transactions..........................       (1,871,916)
Net change in unrealized depreciation of
   investments...........................       (2,704,900)
                                            -----------------
Net loss on investments..................       (4,576,816)
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $ 1,960,266
                                            -----------------
                                            -----------------

PRUDENTIAL STRUCTURED MATURITY FUND, INC.
INCOME PORTFOLIO
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended December 31,
in Net Assets                           1999                1998
Operations
   Net investment income........    $  6,537,082        $  7,618,062
   Net realized gain (loss) on
      investment transactions...      (1,871,916)            353,315
   Net change in unrealized
      appreciation
      (depreciation) on
      investments...............      (2,704,900)            411,669
                                  ----------------    ----------------
   Net increase in net assets
      resulting from
      operations................       1,960,266           8,383,046
                                  ----------------    ----------------
Dividends from net investment
   income
   (Note 1)
      Class A...................      (4,779,259)         (4,389,692)
      Class B...................      (1,502,384)         (3,050,724)
      Class C...................         (90,019)            (72,180)
      Class Z...................        (165,420)           (105,466)
                                  ----------------    ----------------
                                      (6,537,082)         (7,618,062)
                                  ----------------    ----------------
Fund share transactions
   (Net of share conversions) (Note 6)
   Net proceeds from shares
      subscribed................      63,059,266          39,833,378
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends.................       4,539,763           5,214,748
   Cost of shares reacquired....     (80,194,949)        (53,344,205)
                                  ----------------    ----------------
   Net decrease in net assets
      from
      Fund share transactions...     (12,595,920)         (8,296,079)
                                  ----------------    ----------------
Total decrease..................     (17,172,736)         (7,531,095)
Net Assets
Beginning of year...............     131,028,184         138,559,279
                                  ----------------    ----------------
End of year.....................    $113,855,448        $131,028,184
                                  ----------------    ----------------
                                  ----------------    ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                     PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Notes to Financial Statements        INCOME PORTFOLIO
--------------------------------------------------------------------------------
Prudential Structured Maturity Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios--the Income Portfolio (the 'Portfolio') and the Municipal Income Portfolio. The Municipal Income Portfolio has not yet begun operations. The Portfolio's investment objective is high current income consistent with the preservation of principal. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Securities Valuation: The Board of Directors has authorized the use of an independent pricing service to determine valuations of U.S. Government and corporate obligations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with transactions in repurchase agreements, the Portfolio's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Portfolio declares daily and pays monthly dividends from net investment income. Distributions from net capital gains, if any, are made at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Portfolio.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
--------------------------------------------------------------------------------
                                       8

                                 PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Notes to Financial Statements    INCOME PORTFOLIO
--------------------------------------------------------------------------------
Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively for the year ended December 31, 1999.

PIMS has advised the Portfolio that it received approximately $44,400 and $7,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, for the year ended December 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Portfolio that for the year ended December 31, 1999, it received approximately $50,000 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Portfolio, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Portfolio did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Portfolio's transfer agent. During the year ended December 31, 1999, the Portfolio incurred fees of approximately $171,000 for the services of PMFS. As of December 31, 1999, approximately $14,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1999 were $195,399,799 and $200,001,162, respectively.

The cost of investments for federal income tax purposes at December 31, 1999 was $115,993,679 and accordingly, net unrealized depreciation for federal income tax purposes was $3,103,111 (gross unrealized appreciation--$520; gross unrealized depreciation--$3,103,631).

For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 1999 of approximately $9,768,000, of which $5,082,000 expires in 2002, $3,149,000 expires in 2004 and $1,537,000 expires in 2007. In addition, the Fund will elect to treat net capital losses of approximately $329,000 incurred in the two month period ended December 31, 1999 as having been incurred in the following fiscal year. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1999, the Portfolio has a .044% undivided interest in the joint account. The undivided interest for the Portfolio represents $311,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

ABN AMRO, Inc., 2.75%, in the principal amount of $90,000,000, repurchase price $90,020,625, due 1/3/2000. The value of the collateral including accrued interest was $91,800,968.

Bear, Stearns & Co. Inc., 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/2000. The value of the collateral including accrued interest was $221,923,528.

Lehman Brothers, Inc., 2.50%, in the principal amount of $100,000,000, repurchase price $100,020,833, due 1/3/2000. The value of the collateral including accrued interest was $101,979,049.

Morgan (J.P.) Securities, Inc., 3.00%, in the principal amount of $120,000,000, repurchase price $120,030,000, due 1/3/2000. The value of the collateral including accrued interest was $122,400,783.
--------------------------------------------------------------------------------
                                       9

                                  PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Notes to Financial Statements     INCOME PORTFOLIO
--------------------------------------------------------------------------------
Morgan (J.P.) Securities, Inc., 4.50%, in the principal amount of $78,685,000, repurchase price $78,714,506, due 1/3/2000. The value of the collateral including accrued interest was $80,259,686.

Salomon Smith Barney, Inc., 2.00%, in the principal amount of $110,000,000, repurchase price $110,018,333, due 1/3/2000. The value of the collateral including accrued interest was $112,231,078.

------------------------------------------------------------
Note 6. Capital

The Portfolio offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 250 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 62,500,000 authorized shares. Of the shares outstanding at December 31, 1999, Prudential owned 202,051.

Transactions in shares of common stock were as follows:

Class A                                   Shares        Amount
--------------------------------------  ----------   ------------
Year ended December 31, 1999:
Shares sold...........................   1,885,912   $ 21,004,322
Shares issued in reinvestment of
  dividends...........................     299,319      3,345,005
Shares reacquired.....................  (2,532,550)   (28,250,642)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................    (347,319)    (3,901,315)
Shares issued upon conversion from
  Class B.............................     651,983      7,293,535
                                        ----------   ------------
Net increase in shares outstanding....     304,664   $  3,392,220
                                        ----------   ------------
                                        ----------   ------------
Year ended December 31, 1998:
Shares sold...........................   1,187,754   $ 13,587,731
Shares issued in reinvestment of
  dividends...........................     268,042      3,061,266
Shares reacquired.....................  (1,573,390)   (17,967,851)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................    (117,594)    (1,318,854)
Shares issued upon conversion from
  Class B.............................   1,817,276     20,807,459
                                        ----------   ------------
Net increase in shares outstanding....   1,699,682   $ 19,488,605
                                        ----------   ------------
                                        ----------   ------------
Class B                                   Shares        Amount
--------------------------------------  ----------   ------------
Year ended December 31, 1999:
Shares sold...........................     650,438   $  7,273,867
Shares issued in reinvestment of
  dividends...........................      87,478        979,270
Shares reacquired.....................  (1,535,229)   (17,199,140)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................    (797,313)    (8,946,003)
Shares reacquired upon conversion into
  Class A.............................    (651,983)    (7,293,535)
                                        ----------   ------------
Net decrease in shares outstanding....  (1,449,296)  $(16,239,538)
                                        ----------   ------------
                                        ----------   ------------
Year ended December 31, 1998:
Shares sold...........................     866,989   $  9,909,284
Shares issued in reinvestment of
  dividends...........................     174,565      1,992,901
Shares reacquired.....................  (2,005,389)   (22,904,458)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................    (963,835)   (11,002,273)
Shares reacquired upon conversion into
  Class A.............................  (1,818,128)   (20,807,459)
                                        ----------   ------------
Net decrease in shares outstanding....  (2,781,963)  $(31,809,732)
                                        ----------   ------------
                                        ----------   ------------
Class C
--------------------------------------
Year ended December 31, 1999:
Shares sold...........................     187,639   $  2,081,082
Shares issued in reinvestment of
  dividends...........................       7,007         78,120
Shares reacquired.....................    (127,779)    (1,422,858)
                                        ----------   ------------
Net increase in shares outstanding....      66,867   $    736,344
                                        ----------   ------------
                                        ----------   ------------
Year ended December 31, 1998:
Shares sold...........................      55,465   $    633,410
Shares issued in reinvestment of
  dividends...........................       5,916         67,555
Shares reacquired.....................     (45,186)      (515,505)
                                        ----------   ------------
Net increase in shares outstanding....      16,195   $    185,460
                                        ----------   ------------
                                        ----------   ------------
Class Z
--------------------------------------
Year ended December 31, 1999:
Shares sold...........................   2,889,588   $ 32,699,995
Shares issued in reinvestment of
  dividends...........................      12,290        137,368
Shares reacquired.....................  (2,939,772)   (33,322,309)
                                        ----------   ------------
Net decrease in shares outstanding....     (37,894)  $   (484,946)
                                        ----------   ------------
                                        ----------   ------------
Year ended December 31, 1998:
Shares sold...........................   1,369,668   $ 15,702,953
Shares issued in reinvestment of
  dividends...........................       8,140         93,026
Shares reacquired.....................  (1,042,730)   (11,956,391)
                                        ----------   ------------
Net increase in shares outstanding....     335,078   $  3,839,588
                                        ----------   ------------
                                        ----------   ------------

--------------------------------------------------------------------------------
                                      PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Financial Highlights                  INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        Class A
                                                                -------------------------------------------------------
                                                                                Year Ended December 31,
                                                                -------------------------------------------------------
                                                                 1999        1998        1997        1996        1995
                                                                -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $ 11.42     $ 11.35     $ 11.36     $ 11.63     $ 10.97
                                                                -------     -------     -------     -------     -------
Income from investment operations:
Net investment income........................................       .62         .68         .74         .73         .73
Net realized and unrealized gain (loss) on investment
   transactions..............................................      (.43)        .07         .01        (.25)        .66
                                                                -------     -------     -------     -------     -------
   Total from investment operations..........................       .19         .75         .75         .48        1.39
                                                                -------     -------     -------     -------     -------
Less distributions:
Dividends from net investment income.........................      (.62)       (.68)       (.74)       (.73)       (.73)
Dividends in excess of net investment income.................     --          --           (.02)       (.02)      --
                                                                -------     -------     -------     -------     -------
   Total distributions.......................................      (.62)       (.68)       (.76)       (.75)       (.73)
                                                                -------     -------     -------     -------     -------
Net asset value, end of year.................................   $ 10.99     $ 11.42     $ 11.35     $ 11.36     $ 11.63
                                                                -------     -------     -------     -------     -------
                                                                -------     -------     -------     -------     -------
TOTAL RETURN(a):.............................................      1.72%       6.81%       6.81%       4.32%      13.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $85,360     $85,213     $65,431     $77,031     $88,982
Average net assets (000).....................................   $86,025     $73,382     $70,899     $81,745     $89,500
Ratios to average net assets:
   Expenses, including distribution fees.....................      1.02%        .81%        .94%        .86%        .82%
   Expenses, excluding distribution fees.....................       .77%        .71%        .84%        .76%        .72%
   Net investment income.....................................      5.56%       5.98%       6.51%       6.38%       6.57%
For Class A, B, C and Z shares:
   Portfolio turnover........................................       168%        301%        180%        170%        160%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                  PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Financial Highlights              INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                         Class B
                                                                ---------------------------------------------------------
                                                                                 Year Ended December 31,
                                                                ---------------------------------------------------------
                                                                 1999        1998        1997         1996         1995
                                                                -------     -------     -------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $ 11.41     $ 11.35     $ 11.36     $  11.63     $  10.97
                                                                -------     -------     -------     --------     --------
Income from investment operations:
Net investment income........................................       .56         .61         .67          .65          .66
Net realized and unrealized gain (loss) on investment
   transactions..............................................      (.43)        .06         .01         (.25)         .66
                                                                -------     -------     -------     --------     --------
   Total from investment operations..........................       .13         .67         .68          .40         1.32
                                                                -------     -------     -------     --------     --------
Less distributions:
Dividends from net investment income.........................      (.56)       (.61)       (.67)        (.65)        (.66)
Dividends in excess of net investment income.................     --          --           (.02)        (.02)       --
                                                                -------     -------     -------     --------     --------
   Total distributions.......................................      (.56)       (.61)       (.69)        (.67)        (.66)
                                                                -------     -------     -------     --------     --------
Net asset value, end of year.................................   $ 10.98     $ 11.41     $ 11.35     $  11.36     $  11.63
                                                                -------     -------     -------     --------     --------
                                                                -------     -------     -------     --------     --------
TOTAL RETURN(a):.............................................      1.21%       6.03%       6.13%        3.64%       12.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $22,281     $39,694     $71,030     $ 94,490     $120,188
Average net assets (000).....................................   $29,870     $56,913     $81,673     $106,224     $125,230
Ratios to average net assets:
   Expenses, including distribution fees.....................      1.52%       1.46%       1.59%        1.51%        1.47%
   Expenses, excluding distribution fees.....................       .77%        .71%        .84%         .76%         .72%
   Net investment income.....................................      5.03%       5.36%       5.87%        5.73%        5.92%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                     PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Financial Highlights                 INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                     Class C
                                                                --------------------------------------------------
                                                                             Year Ended December 31,
                                                                --------------------------------------------------
                                                                 1999       1998       1997       1996       1995
                                                                ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $11.41     $11.35     $11.36     $11.63     $10.97
                                                                ------     ------     ------     ------     ------
Income from investment operations:
Net investment income........................................      .57        .61        .67        .65        .66
Net realized and unrealized gain (loss) on investment
   transactions..............................................     (.43)       .06        .01       (.25)       .66
                                                                ------     ------     ------     ------     ------
   Total from investment operations..........................      .14        .67        .68        .40       1.32
                                                                ------     ------     ------     ------     ------
Less distributions:
Dividends from net investment income.........................     (.57)      (.61)      (.67)      (.65)      (.66)
Dividends in excess of net investment income.................     --         --         (.02)      (.02)      --
                                                                ------     ------     ------     ------     ------
   Total distributions.......................................     (.57)      (.61)      (.69)      (.67)      (.66)
                                                                ------     ------     ------     ------     ------
Net asset value, end of year.................................   $10.98     $11.41     $11.35     $11.36     $11.63
                                                                ------     ------     ------     ------     ------
                                                                ------     ------     ------     ------     ------
TOTAL RETURN(a):.............................................     1.21%      6.03%      6.13%      3.64%     12.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $2,185     $1,507     $1,314     $1,396     $1,050
Average net assets (000).....................................   $1,767     $1,351     $1,329     $1,270     $  667
Ratios to average net assets:
   Expenses, including distribution fees.....................     1.52%      1.46%      1.59%      1.51%      1.47%
   Expenses, excluding distribution fees.....................      .77%       .71%       .84%       .76%       .72%
   Net investment income.....................................     5.10%      5.36%      5.87%      5.73%      5.92%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                      PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Financial Highlights                  INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                   Class Z
                                                                ---------------------------------------------
                                                                                                 December 16,
                                                                                                   1996(c)
                                                                  Year Ended December 31,          Through
                                                                ----------------------------     December 31,
                                                                 1999       1998       1997          1996
                                                                ------     ------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $11.42     $11.35     $11.37        $11.41
                                                                ------     ------     ------         -----
Income from investment operations:
Net investment income........................................      .65        .69        .77           .09
Net realized and unrealized gain (loss) on investment
   transactions..............................................     (.42)       .07        .02          (.02)
                                                                ------     ------     ------         -----
   Total from investment operations..........................      .23        .76        .79           .07
                                                                ------     ------     ------         -----
Less distributions:
Dividends from net investment income.........................     (.65)      (.69)      (.77)         (.09)
Dividends in excess of net investment income.................     --         --         (.04)         (.02)
                                                                ------     ------     ------         -----
   Total distributions.......................................     (.65)      (.69)      (.81)         (.11)
                                                                ------     ------     ------         -----
Net asset value, end of period...............................   $11.00     $11.42     $11.35        $11.37
                                                                ------     ------     ------         -----
                                                                ------     ------     ------         -----
TOTAL RETURN(a):.............................................     2.07%      6.92%      7.01%          .59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................   $4,029     $4,614     $  784        $  200(d)
Average net assets (000).....................................   $2,833     $1,748     $  313        $  200(d)
Ratios to average net assets:
   Expenses, including distribution fees.....................      .77%       .71%       .84%          .76%(b)
   Expenses, excluding distribution fees.....................      .77%       .71%       .84%          .76%(b)
   Net investment income.....................................     5.84%      6.03%      6.71%         6.48%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
(d) Figures are actual and are not rounded to the nearest thousand.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                      PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Report of Independent Accountants     INCOME PORTFOLIO
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Structured Maturity Fund, Inc., Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Structured Maturity Fund, Inc., Income Portfolio (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two periods in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 14, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2000
--------------------------------------------------------------------------------
                                       15

Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Portfolio's fiscal year end (December 31, 1999) as to the federal tax status of dividends paid by the Portfolio during such fiscal year.

During 1999, dividends were paid from net investment income of $.62 per share for Class A shares, $.56 per share for Class B shares, $.57 per share for Class C shares and $.65 per share for Class Z shares and are taxable as ordinary income. We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 18.12% of the dividends paid by the Portfolio qualifies for such deduction.

We wish to advise you that the corporate dividends received deduction for the Portfolio is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV.
--------------------------------------------------------------------------------

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price.
An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Comparing a $10,000 Investment
--------------------------------------------------------------------
Prudential Structured Maturity Fund, Inc.--Income Portfolio vs. the Lehman Brothers Intermediate Government/Corporate Bond Index

Class A
(GRAPH)

Average Annual Total Returns
With Sales Charge                   As of 12/31/99
Since Inception                 6.51%   (6.26)
Ten Years                       6.38    (6.17)
Five Years                      5.79
One Year                       -1.58

Without Sales Charge               As of 12/31/99
Since Inception                 6.85%   (6.60)
Ten Years                       6.73    (6.52)
Five Years                      6.49
One Year                        1.72


Class B
Average Annual Total Returns
With Sales Charge            As of 12/31/99
Since Inception              4.78%
Five Years                   5.82
One Year                    -1.79

Without Sales Charge        As of 12/31/99
Since Inception              4.78%
Five Years                   5.82
One Year                     1.21

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class (or for the past ten years for Class A shares).

These graphs compare a $10,000 investment in Prudential Structured Maturity Fund, Inc.--Income Portfolio (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (the Index) by portraying the initial account values of Class B, C, and Z shares at the commencement of operations, at the beginning of the ten-year period for Class A shares, and at the end of the fiscal year (December 31), as measured on a quarterly basis, beginning in 1989 for Class A, 1992 for Class B, 1994 for Class C, and
1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares;
(b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and

Class C
(GRAPH)

Average Annual Total Returns
With Sales Charge                As of 12/31/99
Since Inception              5.03%
Five Years                   5.60
One Year                    -0.80

Without Sales Charge             As of 12/31/99
Since Inception               5.23%
Five Years                    5.82
One Year                      1.21


Class Z
Average Annual Total Returns             As of 12/31/99
Since Inception                      5.44%
One Year                             2.07

Class C shares, assuming full redemption on December 31, 1999;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase.
This conversion feature is not reflected in the graphs. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and ten years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index returns include the reinvestment of all dividends, but do not include the effect of any sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

The Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Global Utility Fund, Inc.

Target Funds
   International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
   Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
   Income Portfolio

Target Funds
   Total Return Bond Fund
Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852

Fund Symbols
                NASDAQ    CUSIP
      Class A   PBSMX   743924102
      Class B   PSMBX   743924201
      Class C    --     743924300
      Class Z    --     743924706


visit our website at www.prudential.com

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Stephen M. Ungerman, Assistant Treasurer
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
405 Lexington Avenue
New York, NY 10174


The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(ICON)  Printed on Recycled Paper

Fund Symbols
             NASDAQ    CUSIP
   Class A   PBSMX   743924102
   Class B   PSMBX   743924201
   Class C    --     743924300
   Class Z    --     743924706

visit our website at www.prudential.com

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF140E

(ICON)  Printed on Recycled Paper